UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 20, 2008

MFA MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21stFloor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 207-6400

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective March 19, 2008, the Board of Directors of MFA Mortgage Investments, Inc., referred to herein as the Company, amended and restated the Company’s Bylaws.  The following is a summary of changes effected to the Company's Bylaws by the adoption of the Amended and Restated Bylaws, which is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (a) clarify language, (b) comply or be consistent with Maryland law and New York Stock Exchange listing requirements and (c) make various technical corrections and non-substantive changes.

The Amended and Restated Bylaws are referred to herein as the amended Bylaws.  The Bylaws as previously in effect are referred to herein as the former Bylaws.

ARTICLE I.  STOCKHOLDERS.

Procedures Governing Stockholder Requested Special Meetings.  The amended Bylaws clarify procedures for stockholders to call a special meeting of stockholders, including addressing issues relating to (a) delivery and contents of the initial notices from stockholders requesting a special meeting, (b) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting, (c) setting the time, date and place of special stockholders meetings, (d) revocation of requests for special stockholders meetings and (e) verifying the validity of a stockholder request for a special meeting.

Notice of Stockholders Meetings.  The amended Bylaws provide that notices of stockholders meetings may be given by any means permitted by Maryland law, which includes electronic notice.  Also, the amended Bylaws provide (a) for “householding” of notices, as permitted by Maryland Law and the federal proxy rules, (b) that a minor irregularity in providing notice of a stockholders meeting will not affect the validity of the meeting and (c) that the Company may postpone or cancel a meeting by making a public announcement.

Quorum Required to Take Action at Stockholders Meetings.  The amended Bylaws provide that the chairman of a stockholders meeting will have the exclusive power to adjourn the meeting.  Additionally, the amended Bylaws provide that a stockholders meeting may be adjourned without further notice (other than a statement at the meeting) to a date not more than 120 days after the original record date.  The amended Bylaws also clarify that stockholders may continue to transact business at a meeting which has been duly called and at which a quorum was established, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Stockholder Proxies.  The amended Bylaws allow for authorization of proxies in any manner permitted by law.

List of Stockholders.  The amended Bylaws remove a requirement that the Secretary provide a list of stockholders at each stockholders meeting.

Organization and Conduct of Stockholders Meetings.  The amended Bylaws expand the list of the rules, regulations and procedures that may be established by the chairman of the meeting to include, among other things: (a) determining when the polls should be opened and closed, (b) removing any person who refuses to comply with the meeting procedures and (c) complying with any state or local laws and regulations concerning safety and security.

Voting of Stock by Certain Holders.  The amended Bylaws clarify the procedures for voting stock registered in the name of a corporation and other business entities.

Appointment of Inspectors of Election for Stockholders Meetings.  The amended Bylaws clarify the duties of an inspector at a stockholders meeting.

Informal Action by Stockholders.  The amended Bylaws provide that action may be taken by stockholders by unanimous consent via electronic transmission.

Advance Notice of Director Nominations and New Business Proposals from Stockholders. The former Bylaws provided for advance notice of stockholder proposals for nominees for director and for other business at an annual meeting of stockholders 60 to 90 days prior to the first anniversary of the previous year’s annual meeting.  The amended Bylaws generally provide that such advance notice shall be delivered to the Secretary of the Company not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

For special meetings of stockholders, the amended Bylaws provide that stockholders shall notify the Secretary of the Company of director nominations (if the Board has determined that directors will be elected at such special meeting) and other stockholder proposals not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the first public announcement of the date of the special meeting.

Additionally, the amended Bylaws (a) expand the information required to be provided by the stockholder making a proposal, including information about persons controlling, or acting in concert with, such stockholder and information about any hedging activities engaged in by them, and (b) establish procedures for the verification of information provided by the stockholder making the proposal.

The amended Bylaws also provide that, notwithstanding anything in the advance notice provisions to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a stockholder’s notice required by the advance notice provisions shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Company not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

ARTICLE II.  BOARD OF DIRECTORS.

Number of Directors.  To conform with the charter of the Company, the amended Bylaws require at least two-thirds of the entire Board of Directors to increase or decrease the number of directors on the Board.

Election and Tenure of Directors.  The amended Bylaws provide that directors shall hold office for the term set forth in the Charter.

Special Meetings of the Board of Directors.  The amended Bylaws provide for the holding of special meetings of the Board without notice other than a resolution setting the time and place for the meetings.

Notice of Meetings of the Board of Directors.  The amended Bylaws provide for notice of Board meetings by electronic mail.

Quorum for Meetings of the Board of Directors and Action by Directors.  The amended Bylaws provide that, if the vote of a particular group of directors is required for action, a quorum must also include a majority of such group.  In addition, the amended Bylaws provide that directors may continue to transact business at a meeting which has been duly called and at which a quorum was established, notwithstanding the withdrawal of enough directors to leave less than a quorum.  Further, the amended Bylaws clarify that, if enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the number of directors necessary to constitute a quorum is the action of the Board, unless a greater proportion is required by applicable law, the charter of the Company or another provision of the Bylaws.  The amended Bylaws also permit unanimous Board consent via electronic transmission.

Ratification of Prior Matters.  The amended Bylaws clarify that, in general, the Board of Directors or stockholders may ratify prior actions of the Corporation or its officers.

ARTICLE III.  COMMITTEES OF THE BOARD OF DIRECTORS.

Committees of the Board of Directors.  The amended Bylaws clarify that (a) the Board may delegate to a committee any powers of the Board, except as prohibited by law and (b) the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee shall consist entirely of independent directors.

Committee Procedure.  The amended Bylaws permit unanimous committee consents via electronic transmission.

Vacancies on Committees of the Board of Directors.  The amended Bylaws clarify that the Board of Directors has the power to change the membership of any committee of the Board.

ARTICLE VI.  STOCK.

Stock Certificates.  Consistent with the New York Stock Exchange’s requirement that all listed securities be eligible to participate in the Direct Registration System, the amended Bylaws clarify that a stockholder is not entitled to a stock certificate and update provisions related to uncertificated shares.

Fractional Stock; Issuance of Units.  The amended Bylaws clarify that the Board may issue fractional stock and units consisting of different securities of the Company.

Control Share Acquisition Act.  The amended Bylaws exempt from the Maryland Control Share Acquisition Act any and all acquisitions of shares of stock of the Company.

ARTICLE VIII.  SUNDRY PROVISIONS.

Bonds.  The amended Bylaws remove outdated provisions concerning the giving of bonds by officers, agents or employees of the Company.

ARTICLE IX.  INDEMNIFICATION.

Procedure for Indemnification and Advancement of Expenses.  Consistent with Maryland law, the amended Bylaws remove a requirement of a preliminary determination of entitlement to indemnification prior to advancement of expenses.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Amended and Restated Bylaws of MFA Mortgage Investments, Inc., as adopted on March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA MORTGAGE INVESTMENTS, INC.

	By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President – Business Development

Date: March 20, 2008